Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, July 31, 2015

Tompkins Financial Corporation Reports Record Second Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT:TMP)

Tompkins Financial Corporation reported record net income of $17.4 million for the second quarter of 2015, an increase of 33.1% from the $13.1 million reported for the same period in 2014. Diluted earnings per share were $1.15 for the quarter, up from $0.87 per share for the second quarter last year. Results for the current quarter were helped by a one-time curtailment gain of $3.6 million after tax ($0.24 per share) related to changes to the Company’s pension plan. If this gain were excluded from the current period results, diluted earnings per share would have been $0.91, which would still reflect the best second quarter in Company history. The impact of this non-recurring item on the Company’s financial statements is more fully detailed in the non-GAAP disclosure tables included with this press release.

For the year-to-date period ended June 30, 2015, net income was $30.1 million, an increase of 17.3% from the $25.6 million reported for the same period in 2014. Diluted earnings per share were $2.00 for the year-to-date period ended June 30, 2015, up 16.3% compared to the $1.72 per share reported for the same period last year. These results were also aided by the curtailment gain described above. If this gain were excluded from year to date results, net income for the period would have been $26.0 million for the first six months of 2015, and diluted earnings per share would have been $1.75. Refer to non-GAAP disclosures for additional details.

Selected highlights for second quarter:

▪	Net interest income of $41.3 million was up 2.0% compared to the second quarter of 2014.
▪	Total loans of $3.5 billion were up 9.1% over June 30, 2014.

▪	Credit quality improved with non-performing assets representing 0.44% of total assets, which is the lowest this percentage has been over the past 25 quarters. The percentage is down from 0.66% one year ago and remains well below the most recent Federal Reserve peer average[1] of 0.88%.
▪	Annualized return on average equity was 13.79% for the second quarter of 2015, compared to 10.91% reported for the second quarter of 2014, the second quarter of 2015 included a $3.6 million (net of tax) gain on the pension plan curtailment.
▪	Tangible book value per share is up 4.1% from the second quarter of 2014. Refer to Non-GAAP disclosure for additional details on tangible book value per share.

President and CEO, Stephen S. Romaine said “It is very exciting to report on another record quarter for earnings performance. When compared to the same period last year, positive trends that contributed to these results included: growth in loans, deposits, insurance revenue, and card related revenue, as well as continued excellent asset quality.”

NET INTEREST INCOME

Net interest income of $41.3 million for the second quarter of 2015 increased 2.0% compared to the same period in 2014, and was in line with the first quarter of 2015. For the year-to-date period, net interest income of $82.6 million was up 2.5% from the prior year. The net interest margin for the second quarter of 2015 was 3.37%, compared to 3.55% for the same period in 2014. For the year to date, net interest margin was 3.41% in 2015, compared to 3.58% in 2014.

NONINTEREST INCOME

Noninterest income represented 31.5% of total revenue for the second quarter of 2015, compared to 30.4% of total revenue in the second quarter of 2014. Noninterest income was $19.0 million for the second quarter of 2015, up 7.0% compared to the second quarter of 2014, and up 7.5% compared to first quarter 2015. The increase over the same quarter last year included improvements in insurance revenue and card services income. Growth during the quarter also benefited from $723,000 of gains on the sale of available-for-sale securities and $924,000 of gains on the sale of other real estate owned (OREO). For the first six months of 2015, noninterest income was up $1.5 million, or 4.1% over the same period in 2014.

NONINTEREST EXPENSE

Noninterest expense was $32.9 million for the second quarter of 2015, down 15.4% compared to the second quarter of 2014. For the year-to-date period, noninterest expense was down 5.9% from the same period in 2014. The decrease in noninterest expense for both the quarter-to-date and year-to-date periods was mainly due to a $6.0 million gain on a pension plan curtailment recorded in the second quarter of 2015. The curtailment gain is related to a freeze of the Company’s defined benefit pension plan which has been replaced with a more flexible defined contribution pension plan.

ASSET QUALITY

Asset quality remains strong. Substandard and Special Mention loans declined by $28.3 million from the same period last year, and by $10.1 million from the previous quarter.

Provision for loan and lease losses was $922,000 for the second quarter of 2015, up $855,000 compared to the second quarter of 2014. The increase over the second quarter of 2014 reflects increased provision expense primarily due to loan growth.

The Company’s allowance for originated loan and lease losses totaled $29.4 million at June 30, 2015, which represented 0.98% of total originated loans, compared to 1.02% at June 30, 2014 and 0.99% at year-end 2014. The allowance for loan and lease losses covered 139.36% of nonperforming loans and leases as of June 30, 2015, compared to 103.08% at June 30, 2014 and 128.43% at year-end 2014.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets of 8.92% is up from 8.79% at June 30, 2014. The ratio of tangible common equity to tangible assets (refer to Non-GAAP disclosures) improved to 7.48%, up from 7.40% reported at December 31, 2014.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

 TOMPKINS FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	06/30/2015	12/31/2014

Cash and noninterest bearing balances due from banks	$58,237	$53,921
Interest bearing balances due from banks	1,902	2,149
Cash and Cash Equivalents	60,139	56,070

Trading securities, at fair value	8,153	8,992
Available-for-sale securities, at fair value (amortized cost of $1,381,440 at June 30,
2015 and $1,397,458 at December 31, 2014)	1,382,484	1,402,236
Held-to-maturity securities, at amortized cost (fair value of $146,076 at June 30, 2015
and $89,036 at December 31, 2014)	145,737	88,168
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,013,968	2,839,974
Acquired loans and leases, covered (3)	15,771	19,319
Acquired loans and leases, non-covered (3)	492,192	533,995
Less: Allowance for loan and lease losses	30,091	28,997
Net Loans and Leases	3,491,840	3,364,291

FDIC indemnification asset	634	1,903
Federal Home Loan Bank stock	27,128	21,259
Bank premises and equipment, net	59,451	59,800
Corporate owned life insurance	74,894	73,725
Goodwill	92,243	92,243
Other intangible assets, net	13,569	14,649
Accrued interest and other assets	79,864	86,225
Total Assets	$5,436,136	$5,269,561

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,314,510	2,247,708
Time	906,345	898,081
Noninterest bearing	983,234	1,023,365
Total Deposits	4,204,089	4,169,154

Federal funds purchased and securities sold under agreements to repurchase	131,063	147,037
Other borrowings, including certain amounts at fair value of $10,817 at June 30, 2015
and $10,961 at December 31, 2014	493,326	356,541
Trust preferred debentures	37,423	37,337
Other liabilities	64,841	69,909
Total Liabilities	$4,930,742	$4,779,978

EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,978,017 at June 30, 2015; and 14,931,354 at December 31, 2014	1,498	1,493
Additional paid-in capital	351,549	348,889
Retained earnings	181,955	165,160
Accumulated other comprehensive loss	(27,621)	(24,011)
Treasury stock, at cost – 111,467 shares at June 30, 2015, and 111,436 shares
at December 31, 2014	(3,504)	(3,400)

Total Tompkins Financial Corporation Shareholders’ Equity	503,877	488,131
Noncontrolling interests	1,517	1,452
Total Equity	$505,394	$489,583
Total Liabilities and Equity	$5,436,136	$5,269,561

 TOMPKINS FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Six Months Ended
(In thousands, except per share data) (Unaudited)	06/30/2015	06/30/2014	06/30/2015	06/30/2014
INTEREST AND DIVIDEND INCOME
Loans	$38,059	$37,348	$75,435	$74,302
Due from banks	1	0	2	1
Trading securities	90	107	184	219
Available-for-sale securities	7,374	7,984	15,188	15,920
Held-to-maturity securities	674	186	1,270	338
Federal Home Loan Bank stock and Federal Reserve Bank stock	225	194	572	404
Total Interest and Dividend Income	46,423	45,819	92,651	91,184
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	354	328	689	635
Other deposits	2,267	2,449	4,553	4,884
Federal funds purchased and securities sold under agreements to
repurchase	665	763	1,335	1,580
Trust preferred debentures	573	571	1,143	1,141
Other borrowings	1,234	1,192	2,373	2,401
Total Interest Expense	5,093	5,303	10,093	10,641
Net Interest Income	41,330	40,516	82,558	80,543
Less: Provision for loan and lease losses	922	67	1,131	810
Net Interest Income After Provision for Loan and Lease Losses	40,408	40,449	81,427	79,733
NONINTEREST INCOME
Insurance commissions and fees	7,407	7,046	14,777	14,303
Investment services income	3,838	3,902	7,844	7,912
Service charges on deposit accounts	2,244	2,388	4,402	4,504
Card services income	2,025	1,920	3,843	4,032
Mark-to-market loss on trading securities	(74)	(34)	(137)	(93)
Mark-to-market gain on liabilities held at fair value	104	63	145	128
Other income	2,695	2,400	4,721	4,239
Gain on sale of available-for-sale securities	723	35	1,013	129
Total Noninterest Income	18,962	17,720	36,608	35,154
NONINTEREST EXPENSES
Salaries and wages	18,394	17,660	35,962	34,306
Pension and other employee benefits	(519)	4,978	5,475	11,023
Net occupancy expense of premises	3,073	3,066	6,412	6,326
Furniture and fixture expense	1,483	1,459	2,933	2,796
FDIC insurance	748	735	1,489	1,546
Amortization of intangible assets	500	525	1,007	1,052
Other operating expense	9,239	10,505	19,332	20,089
Total Noninterest Expenses	32,918	38,928	72,610	77,138
Income Before Income Tax Expense	26,452	19,241	45,425	37,749
Income Tax Expense	9,030	6,148	15,290	12,054
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	17,422	13,093	30,135	25,695
Less: Net income attributable to noncontrolling interests	32	32	65	65
Net Income Attributable to Tompkins Financial Corporation	$17,390	$13,061	$30,070	$25,630
Basic Earnings Per Share	$1.16	$0.88	$2.01	$1.73
Diluted Earnings Per Share	$1.15	$0.87	$2.00	$1.72

 Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	June 30, 2015			June 30, 2015			June 30, 2014
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$1,824	$1	0.22%	$1,607	$2	0.25%	$885	$1	0.23%
Securities (4)
U.S. Government securities	1,450,039	7,513	2.08%	1,442,846	15,366	2.15%	1,301,015	14,877	2.31%
Trading securities	8,453	90	4.27%	8,654	184	4.29%	10,584	219	4.17%
State and municipal (5)	86,710	832	3.85%	87,502	1,703	3.92%	89,964	2,127	4.77%
Other securities (5)	3,752	30	3.21%	3,758	60	3.22%	4,729	76	3.24%
Total securities	1,548,954	8,465	2.19%	1,542,760	17,313	2.26%	1,406,292	17,299	2.48%
FHLBNY and FRB stock	23,927	225	3.76%	22,355	572	5.15%	20,670	404	3.94%

Total loans and leases, net of unearned income (5)(6)	3,463,881	38,680	4.48%	3,431,282	76,635	4.50%	3,206,950	75,161	4.73%
Total interest-earning assets	5,038,586	47,371	3.77%	4,998,004	94,522	3.81%	4,634,797	92,865	4.04%

Other assets	352,528			355,264			371,552

Total assets	5,391,114			5,353,268			5,006,349

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,326,361	924	0.16%	2,337,605	1,914	0.17%	2,272,478	2,211	0.20%
Time deposits	917,986	1,697	0.74%	912,016	3,328	0.74%	895,073	3,308	0.75%
Total interest-bearing deposits	3,244,347	2,621	0.32%	3,249,621	5,242	0.33%	3,167,551	5,519	0.35%

Federal funds purchased & securities sold under
agreements to repurchase	131,324	665	2.03%	136,811	1,335	1.97%	153,939	1,580	2.07%
Other borrowings	422,364	1,234	1.17%	385,233	2,373	1.24%	263,633	2,401	1.84%
Trust preferred debentures	37,395	573	6.15%	37,374	1,143	6.17%	37,205	1,141	6.18%
Total interest-bearing liabilities	3,835,430	5,093	0.53%	3,809,039	10,093	0.53%	3,622,328	10,641	0.59%

Noninterest bearing deposits	983,199			978,233			856,161
Accrued expenses and other liabilities	66,818			64,615			53,539
Total liabilities	4,885,447			4,851,887			4,532,028

Tompkins Financial Corporation Shareholders’ equity	504,166			499,896			472,836
Noncontrolling interest	1,501			1,485			1,485
Total equity	505,667			501,381			474,321

Total liabilities and equity	$5,391,114			$5,353,268			$5,006,349
Interest rate spread			3.24%			3.28%			3.45%
Net interest income/margin on earning assets		42,278	3.37%		84,429	3.41%		82,224	3.58%

Tax Equivalent Adjustment		(948)			(1,871)			(1,681)

Net interest income per consolidated financial statements		$41,330			$82,558			$80,543

 Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Dec-14

Period End Balance Sheet
Securities	$1,536,374	$1,555,597	$1,499,396	$1,431,837	$1,420,226	$1,499,396
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,013,968	2,898,533	2,839,974	2,674,971	2,610,289	2,839,974
Acquired loans and leases (3)	507,963	529,024	553,314	582,498	618,679	553,314
Allowance for loan and lease losses	30,091	29,485	28,997	27,786	27,517	28,997
Total assets	5,436,136	5,357,533	5,269,561	5,090,919	5,057,821	5,269,561
Total deposits	4,204,089	4,282,766	4,169,154	4,212,860	4,044,389	4,169,154
Federal funds purchased and securities sold under agreements to repurchase	131,063	135,769	147,037	128,368	144,796	147,037
Other borrowings	493,326	330,850	356,541	166,509	287,158	356,541
Trust preferred debentures	37,423	37,380	37,337	37,298	37,254	37,337
Total common equity	503,877	502,811	488,131	489,061	487,720	488,131
Total equity	505,394	504,296	489,583	490,611	489,237	489,583

Average Balance Sheet
Average earning assets	$5,038,586	$4,956,972	$4,799,027	$4,695,860	$4,666,722	$4,691,582
Average assets	5,391,114	5,315,002	5,193,347	5,058,608	5,030,395	5,066,655
Average interest-bearing liabilities	3,835,430	3,782,355	3,668,311	3,587,673	3,620,130	3,625,184
Average equity	505,667	497,047	495,531	489,920	480,063	483,599

Share data
Weighted average shares outstanding (basic)	14,751,844	14,701,397	14,639,631	14,711,709	14,709,881	14,676,622
Weighted average shares outstanding (diluted)	14,878,107	14,837,935	14,765,855	14,795,343	14,821,191	14,789,624
Period-end shares outstanding	14,942,107	14,962,079	14,895,444	14,794,092	14,853,439	14,895,444
Common equity book value per share	$33.72	$33.61	$32.77	$33.06	$32.84	$32.77
Tangible book value per share (Non-GAAP)	$26.71	$26.56	$25.66	$25.87	$25.65	$25.66

Income Statement
Net interest income	$41,330	$41,228	$41,692	$41,575	$40,516	$163,810
Provision (Credit) for loan/lease losses	922	209	1,555	(59)	67	2,306
Noninterest income	18,962	17,646	18,056	17,555	17,720	70,765
Noninterest expense	32,918	39,692	39,018	38,537	38,928	154,693
Income tax expense	9,030	6,260	6,453	6,897	6,148	25,404
Net income attributable to Tompkins Financial Corporation	17,390	12,680	12,689	13,722	13,061	52,041
Noncontrolling interests	32	33	33	33	32	131
Basic earnings per share (9)	$1.16	$0.85	$0.86	$0.92	$0.88	$3.51
Diluted earnings per share (9)	$1.15	$0.84	$0.85	$0.92	$0.87	$3.48

Nonperforming Assets
Originated nonaccrual loans and leases	$14,566	$13,811	$14,299	$16,319	$16,918	$14,299
Acquired nonaccrual loans and leases	5,030	4,683	4,729	4,998	5,907	4,729
Originated loans and leases 90 days past due and accruing	58	236	106	395	543	106
Troubled debt restructurings not included above	1,939	1,589	3,444	3,800	3,327	3,444
Total nonperforming loans and leases	21,593	20,319	22,578	25,512	26,695	22,578
OREO (8)	2,570	5,816	5,683	6,533	6,795	5,683
Total nonperforming assets	$24,163	$26,135	$28,261	$32,045	$33,490	$28,261

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Jun-15		Mar-15		Dec-14		Sep-14		Jun-14		Dec-14
Loans and leases 30-89 days past due and
accruing (2)		$3,315		$2,438		$6,849		$3,811		$5,221		$6,849
Loans and leases 90 days past due and accruing (2)		58		236		106		395		543		106
Total originated loans and leases past due and accruing (2)		3,373		2,674		6,955		4,206		5,764		6,955

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)		$455		$547		$533		$0		$0		$533
Covered loans and leases 90 days or more past
due and accruing (3)(7)		674		682		914		1,149		904		914
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)		917		2,546		1,186		736		1,620		1,186
Non-covered loans and leases 90 days past
due and accruing (3)(7)		3,031		2,811		2,614		3,171		3,048		2,614
Total acquired loans and leases past due and accruing		5,077		6,586		5,247		5,056		5,572		5,247
Total loans and leases past due and accruing		$8,450		$9,260		$12,202		$9,262		$11,336		$12,202

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$28,690		$28,156		$27,185		$26,752		$26,661		$26,700
Provision (Credit) for loan and lease losses		769		340		1,102		(264)		(56)		1,293
Net loan and lease charge-offs (recoveries)		31		(194)		131		(697)		(147)		(163)
Allowance for loan and lease losses (originated		29,428		28,690		28,156		27,185		26,752		28,156
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$795		$841		$601		$765		$1,353		$1,270
Provision (Credit) for loan and lease losses		153		(131)		453		205		123		1,013
Net loan and lease charge-offs (recoveries)		285		(85)		213		369		711		1,442
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		663		795		841		601		765		841
Total allowance for loan and lease losses		$30,091		$29,485		$28,997		$27,786		$27,517		$28,997

Loan Classification - Originated Portfolio
Special Mention		$25,706		$34,965		$36,331		$27,854		$35,484		$36,331
Substandard		21,600		19,150		19,970		25,889		21,253		19,970
Loan Classification - Acquired Portfolio
Special Mention		1,589		5,053		5,758		7,605		12,124		5,758
Substandard		21,932		21,752		21,567		24,034		30,273		21,567
Loan Classifications - Total Portfolio
Special Mention		27,295		40,018		42,089		35,459		47,608		42,089
Substandard		43,532		40,902		41,537		49,923		51,526		41,537

 Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Dec-14
Nonperforming loans and leases/total loans and leases (7)	0.61%	0.59%	0.67%	0.78%	0.83%	0.67%
Nonperforming assets/total assets	0.44%	0.49%	0.54%	0.63%	0.66%	0.54%
Allowance for originated loan and lease losses/total originated loans and leases	0.98%	0.99%	0.99%	1.02%	1.02%	0.99%
Allowance/nonperforming loans and leases	139.36%	145.11%	128.43%	108.92%	103.08%	128.43%
Net loan and lease losses (recoveries) annualized/total average loans and leases	0.04%	(0.03%)	0.04%	(0.04%)	0.07%	0.04%

Capital Adequacy (period-end)
Tier 1 capital / average assets *	8.92%	8.85%	8.75%	8.85%	8.79%	8.75%
Total capital / risk-weighted assets *	13.46%	13.37%	13.60%	13.92%	13.92%	13.60%
*Beginning with March 31, 2015, ratios are calculated utilizing Basel III regulatory capital framework

Profitability
Return on average assets *	1.29%	0.97%	0.97%	1.08%	1.04%	1.03%
Return on average equity *	13.79%	10.35%	10.16%	11.11%	10.91%	10.76%
Net interest margin (TE) *	3.37%	3.45%	3.53%	3.58%	3.55%	3.57%
* Quarterly ratios have been annualized

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share
Net income available to common shareholders	$17,390	$12,680	$12,689	$13,722	$13,061	$52,041
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards	234	182	150	119	118	503
Adjusted net income available to common shareholders	17,156	12,498	12,539	13,603	12,943	51,538
Gain on pension plan curtailment (net of tax)	(3,602)	0	0	0	0	0
Net operating income (Non-GAAP)	13,554	12,498	12,539	13,603	12,943	51,538
Weighted average shares outstanding (diluted)	14,878,107	14,837,935	14,765,855	14,795,343	14,821,191	14,789,624
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.91	$0.84	$0.85	$0.92	$0.87	$3.48

Non-GAAP Disclosure - Tangible Common Equity / Tangible Assets
Total Common equity	$503,877	$502,811	$488,131	$489,061	$487,720	$488,131
Less: Goodwill and intangibles (10)	104,845	105,344	105,852	106,377	106,690	105,852
Tangible common equity	399,032	397,467	382,279	382,684	381,030	382,279
Total assets	5,436,136	5,357,533	5,269,561	5,090,919	5,057,821	5,269,561
Less: Goodwill and intangibles (10)	104,845	105,344	105,852	106,377	106,690	105,852
Tangible assets	5,331,291	5,252,189	5,163,709	4,984,542	4,951,131	5,163,709
Tangible common equity / tangible assets (Non-GAAP)	7.48%	7.57%	7.40%	7.68%	7.70%	7.40%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure - Return on Average	Quarter-Ended					Year-Ended
Tangible Common Equity	Jun-15	Mar-15	Dec-14	Sep-14	Jun-14	Dec-14
Net income available to common shareholders	$17,390	$12,680	$12,689	$13,722	$13,061	$52,041
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards	234	182	150	119	118	503
Adjusted net income available to common shareholders	17,156	12,498	12,539	13,603	12,943	51,538
Gain on pension plan curtailment (net of tax)	(3,602)	0	0	0	0	0
Net operating income (Non-GAAP)	13,554	12,498	12,539	13,603	12,943	51,538
Amortization of intangibles (net of tax)	300	304	315	311	315	1,257
Adjusted net operating income (Non-GAAP)	13,854	12,802	12,854	13,914	13,258	52,795
Average common equity	504,166	495,579	493,986	488,386	478,561	482,087
Less: Average goodwill and intangibles (10)	105,130	105,644	106,151	106,471	106,988	106,748
Average tangible common equity capital	399,036	389,935	387,835	381,915	371,573	375,339
Adjusted operating return on average tangible common equity (annualized) (Non-GAAP)	13.93%	13.32%	13.15%	14.46%	14.31%	14.07%

Non-GAAP Disclosure - Tangible Book Value Per Share
Total common equity	$503,877	$502,811	$488,131	$489,061	$487,720	$488,131
Less: Goodwill and intangibles (10)	104,845	105,344	105,852	106,377	106,690	105,852
Tangible common equity	399,032	397,467	382,279	382,684	381,030	382,279
Ending shares outstanding	14,942,107	14,962,079	14,895,444	14,794,092	14,853,439	14,895,444
Tangible book value per share (Non-GAAP)	$26.71	$26.56	$25.66	$25.87	$25.65	$25.66

Non-GAAP Disclosure - YTD adjusted diluted earnings per share
		Jun-15	Jun-14
Net income available to common shareholders		$30,070	$25,630
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards		420	234
Adjusted net income available to common shareholders		29,650	25,396
Gain on pension plan curtailment		(3,602)	0
Net operating income (Non-GAAP)		26,048	25,396
Weighted average shares outstanding (diluted)		14,858,127	14,798,462
Adjusted diluted earnings per share (Non-GAAP)		$1.75	$1.72

(1) Federal Reserve peer ratio as of March 31, 2015, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

(2) “Originated” equals loans and leases not included by definition in “acquired loans”.

(3)”Acquired Loans and Leases” equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. “Covered Loans” are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.

(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.

(5) Interest income includes the tax effects of taxable-equivalent basis.

(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014.

(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation’s estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.

(8) Includes all other real estate owned, including those balances acquired through business combinations.

(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.

(10) “Goodwill and intangibles” equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.